American Funds Insurance Series®
Growth Fund

Summary Prospectus Supplement

October 1, 2020

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares
summary prospectuses dated May 1, 2020, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended to read as follows:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Dylan Yolles Vice President	12 years	Partner – Capital International Investors
Paul Benjamin	2 years	Partner – Capital World Investors
Mark L. Casey	3 years	Partner – Capital International Investors
Anne-Marie Peterson	2 years	Partner – Capital World Investors
Andraz Razen	7 years	Partner – Capital World Investors
Alan J. Wilson	6 years	Partner – Capital World Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-085-1020P CGD/8024-S82048